Equity reserves and dividends	12 Months Ended
Dec. 31, 2025
Equity Reserves And Dividends
Equity reserves and dividends

16.	Equity reserves and dividends

On January 2, 2024, the Company’s Board of Directors resolved to partially release the voluntary reserve allocated to dividend payments in order to distribute a dividend equivalent to ARS 5.75 per-share (historical currency value).

On April 30, 2024, the Company’s Shareholders’ Meeting approved an increase in the legal reserve in the amount of 19,660,083 and resolved to allocate the remaining unappropriated earnings as of December 31, 2023 to increase the voluntary reserve allocated to dividend payments, based on the evolution of the Company’s financial position and in accordance with the Company’s dividend distribution policy.

On November 7, 2024, the Company’s Board of Directors resolved to partially release the voluntary reserve allocated to dividend payments in order to distribute a dividend equivalent to ARS 39.47 per-share (historical currency value).

On April 30, 2025, the Company’s Shareholders’ Meeting approved an increase in the legal reserve in the amount of 2,935,175 and resolved to allocate the remaining unappropriated earnings as of December 31, 2024 to increase the voluntary reserve allocated to dividend payments, based on the evolution of the Company’s financial position and in accordance with the Company’s dividend distribution policy.

Within the framework of the treasury share buyback program approved by the Company on October 11, 2022 (see Note 13.3.7), and pursuant to Section 67 of Argentine Capital Markets Law No. 26,831, the automatic cancellation of 252,034 ordinary shares, each carrying one vote, took place. Such cancellation occurred because, after the three-year period from their acquisition (carried out between October 20 and November 23, 2022), the shares remained in treasury without being disposed of and without a shareholders’ resolution regarding their allocation.

As a result, the Company’s share capital was automatically reduced by an amount equal to the nominal value of the cancelled shares, and the new share capital amounts to 1,513,770, represented by 1,513,770,222 ordinary shares, each with one vote and a nominal value of ARS 1.

The effects of the cancellation are disclosed in the statement of changes in equity under the accounts “Share capital – Treasury shares”, “Comprehensive adjustment of treasury shares”, “Cost of treasury shares”, with the difference recognized in “Unappropriated earnings”.

As of December 31, 2025, the Group holds treasury shares for a total of 13,907,841 shares with a nominal value of ARS 1, of which 8,851,848 shares are held by subsidiary Proener S.A.U., which were not acquired through the treasury share buyback programs described in Note 13.3.7.

In connection with loans described in Notes 13.3.1, 13.3.3, 13.3.4 and 13.3.8 there are certain requirements to be fulfilled by the subsidiaries CP Achiras S.A.U., CP La Castellana S.A.U., Puerto Energía Renovables S.A.U. (formerly known as Vientos La Genoveva II S.A.U.), Central Costanera S.A. and Vientos La Genoveva S.A.U. in order for them to distribute dividends.

Dividends originated in profits obtained during fiscal years initiated on or after January 1, 2018, that are to be paid to Argentine resident individuals and/or non-Argentine residents, are subject to a 7% income tax withholding on the amount of such dividends.